Summary Prospectus Supplement	November 30, 2016

Putnam Growth Opportunities Fund
Summary Prospectus dated November 30, 2016

In the sub-section Annual fund operating expenses in the section Fees and expenses, the expense table is replaced with the following.

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share	Management	Distribution and	Other	Total annual fund
class	fees†	service (12b-1) fees	expenses <	operating expenses

Class A	0.45%	0.25%	0.32% =	1.02%

Class B	0.45%	1.00%	0.32% =	1.77%

Class C	0.45%	1.00%	0.32% =	1.77%

Class M	0.45%	0.75%	0.32% =	1.52%

Class R	0.45%	0.50%	0.32% =	1.27%

Class R5	0.45%	N/A	0.22%	0.67%

Class R6	0.45%	N/A	0.12%	0.57%

Class Y	0.45%	N/A	0.32% =	0.77%

* Applies only to certain redemptions of shares bought with no initial sales charge.

** This charge is phased out over six years.

*** This charge is eliminated after one year.

< Reflects current fees

† Management fees are subject to a performance adjustment. Reflects amendment to management contract effective October 24, 2016.

= Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective September 1, 2016.

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